EXHIBIT 10.6


                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 1st day of May, 1999 by sportstrac.com, inc., a Delaware corporation ("sportstrac.com") for the benefit of the Holders (as hereinafter defined).

                                    RECITALS

A. sportstrac.com has previously offered and sold shares of its common stock pursuant to a certain Confidential Private Placement Memorandum dated December 1, 1998 (as supplemented, amended and modified from time to time, the "Memorandum").

B. Fairchild Financial Group, Inc. ("Fairchild") acted as the placement agent under and pursuant to the Memorandum.

C. sportstrac.com has previously agreed with Fairchild to grant to the Holders certain so-called piggyback registration rights as more specifically set forth herein.

                                    AGREEMENT

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Certain Definitions.

      a) "Holder" shall mean any person or entity who or which (i) acquired shares of sportstrac.com common stock directly from sportstrac.com pursuant to the Memorandum, and (ii) continues to own Registrable Securities.

      b) "Registrable Securities" shall mean all shares of sportstrac.com common stock sold pursuant to the Memorandum, provided that, such securities will cease to be Registrable Securities when they have
            (a) been effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, (b) been sold to the public in accordance with Rule 144 (or any similar provision then in force) under the Securities Act, or
            (c) been otherwise transferred and new certificates for them not bearing a Securities Act restrictive legend have been delivered by sportstrac.com. Whenever any particular securities cease to be Registrable Securities, the Holders thereof will be entitled to receive from sportstrac.com, without expense, new securities of like tenor not bearing a restrictive legend.

      c)    "Securities Act" shall mean the Securities Act of 1933, as amended.

2. Right to Piggyback. Except in the case of sportstrac.com's initial public offering, whenever sportstrac.com proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of any Registrable Securities, sportstrac.com will (i) give prompt written notice to the Holders of its intention


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      to effect such a registration (a "Piggyback Registration"), and (ii)
      include in such Piggyback Registration all Registrable Securities in accordance with the priorities set forth in paragraphs 3 and 4 below with respect to which sportstrac.com has received written requests for inclusion therein within fifteen (15) days after the receipt of sportstrac.com's notice.

3. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of sportstrac.com and the managing underwriters advise sportstrac.com in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, sportstrac.com will include in such registration (i) first, the securities that sportstrac.com proposes to sell, and (ii) second, the Registrable Securities and all other securities requested to be included in such Piggyback Registration pro rata among the Holders and the holders of such other securities requested to be included in such Piggyback Registration (as used in this paragraph 3, the "Other Holders") on the basis of the number of shares which the Holders and the Other Holders propose to register.

4. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of sportstrac.com's securities and the managing underwriters advise sportstrac.com in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, sportstrac.com will include in such registration
      (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, the Registrable Securities and other securities requested to be included in such registration pro rata among the Holders and the holders of such other securities requested to be included in such Piggyback Registration (as used in this paragraph 4, the "Other Holders") on the basis of the number of shares which the Holders and the Other Holders propose to register.

5. Holders Obligations. Prior to being included in any underwritten Piggyback Registration a Holder must:

      a) Agree not to effect any public sale or distribution of equity securities of sportstrac.com, or any securities convertible into or exchangeable or exercisable for such securities, during the seven
            (7) days prior to and the ninety (90)-day period beginning on the effective date of any such underwritten Piggyback Registration in which Registrable Securities are included on behalf of the Holder, unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation ss.240.10b-6 of the Securities Exchange Act of 1934, as amended.

      b) Execute, for the benefit of sportstrac.com and the underwriter of said Piggyback Registration, any such so-called "lock-up" agreement as sportstrac.com or said underwriter may require. Any such lock-up agreement shall provide, among other things, that the Holder will not, without the underwriter's and sportstrac.com's prior written consent (which consent may be withheld or denied in said underwriter's and sportstrac.com's sole and absolute discretion), offer for sale, sell, sell short, "short against the box", grant any option, right or warrant with respect to, or otherwise


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            dispose of (or announce any intention to undertake any of the foregoing) all or any of the Registrable Securities for the time period set forth in said lock-up agreement.

      c) Furnish to sportstrac.com in writing, within fifteen (15) days after request therefor, such information and affidavits as sportstrac.com reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, indemnify sportstrac.com, its directors and officers, each person or entity who controls sportstrac.com (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained or required to be contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained or required to be contained in any information or affidavit so furnished or required to be so furnished in writing by such Holder.

6.    MISCELLANEOUS.

      a) NO INCONSISTENT AGREEMENTS. sportstrac.com will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

      b) HEADINGS. The headings of various paragraphs of this Agreement have been inserted for reference only and shall not be a part of this Agreement.

      c) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such provisions shall be ineffective to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      d) GOVERNING LAW. This Agreement has been negotiated and delivered at Denver, Colorado, and shall be governed by and construed in accordance with the internal laws of the State of Colorado without reference to (i) its judicially or statutorily pronounced rules regarding conflict of laws or choice of law; (ii) where any instrument is executed or delivered; (iii) where any payment or other performance required by any such instrument is made or required to be made; (iv) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues;
            (v) where any action or other proceeding is instituted or pending;
            (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction or organization or domestication of any party; (vii) whether the laws of the form jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Colorado; or (viii) any combination of the foregoing.


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      e)    NOTICES. Any notice required or permitted to be given hereunder shall be in writing, and shall be either (i) personally delivered,
            (ii) sent by U.S. certified or registered mail, return receipt requested, postage prepaid, or (iii) sent by Federal Express or other reputable common carrier guaranteeing next business day delivery, to the respective addresses of the parties set forth below, or to such other place as any party hereto may by notice given as provided herein designate for receipt of notices hereunder. Any such notice shall be deemed given and effective upon receipt or refusal of receipt thereof by the primary party to whom it is to be sent.

      If to sportstrac.com:                 sportstrac.com, inc.
                                            Gunpark Drive
                                            Suite 100
                                            Boulder, Colorado 80301

      with a required copy to:              Barack Ferrazzano et al
                                            West Wacker Drive
                                            Suite 2700
                                            Chicago, Illinois 60606
                                            Attention: Mr. Joshua S. Kanter

      If to a Holder:                       To the last address shown on
                                            sportstrac.com's stockholder records

      f) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties with regard to the subject matter hereof, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants respecting such subject matter not expressly set forth herein.

      g) COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                    sportstrac.com, inc., a Delaware corporation


                                    By:   /s/ Marc Silverman
                                          --------------------------------------

                                    Its:  President
                                          --------------------------------------


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